Exhibit 10.2

                              CONSULTING AGREEMENT

This Consulting Agreement (the "AGREEMENT"), dated as of the 2nd day of April, 2005 (the "COMMENCEMENT DATE"), by and between Execute Sports, Inc. (the "COMPANY") and Crail Capital (the "CONSULTANT").

                                    RECITALS

      WHEREAS, the Company desires to retain the Consultant to provide such consultation and advisory services as the Company may require from time to time as set forth herein and the Consultant is willing to be retained by the Company to provide such services to the Company, all in accordance with the terms and conditions set forth below.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

      1.    RETENTION OF CONSULTANT.

      The Company hereby retains the Consultant to assist the Company with its organization growth, providing guidance and advice in the areas of acquisitions, financing, management efficiency, and strategic relationship and such additional services as the President of the Company may reasonably request, in connection with the Company's business (collectively, the "SERVICES") and the Consultant hereby agrees to provides to the Company the Services.

      2.    INDEPENDENT CONTRACTOR.

      The Consultant is an independent contractor and shall not hold himself out as an officer, director, employee or agent of the other party for any purpose. The Consultant has not, nor should he represent himself as having the right, power, or authority to create any contract or obligation, express or implied, on behalf of, or in the name of, or binding on the other party unless the other party shall give explicit prior written consent thereto.

      3.    TERM.

      The Consultant and the Company agree that the Consultant shall be retained by the Company for a period commencing as of the date hereof (the "COMMENCEMENT DATE") and concluding December 31, 2006, unless earlier terminated in accordance by thirty (30) days prior written notice by either party to the other party (the "TERM").

      4.    COMPENSATION.

      In consideration of Consultant's agreement to make himself available to render consulting services to the Company and as payment in full for all Services rendered by the Consultant during the Term, the Company shall pay to the Consultant, and the Consultant hereby shall accept, a consulting fee, payable in shares of the Company's common stock as set forth in subscription agreement attached hereto as Exhibit A.

      5.    DUTIES

            (a) The Consultant agrees that, during the term hereof, he shall make himself available, when and as reasonably requested by the Company, to use his best efforts to assist the Company in providing the Services.

            (b) The Consultant shall be required to devote such time as is reasonably necessary to provide the services requested hereunder.

      6.    BINDING AGREEMENT; ASSIGNABILITY.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that the Consultant may not assign this Agreement without prior written consent of the Company.

      7.    SEVERABILITY.

      If any provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8.    GOVERNING LAW.

      This Agreement shall be governed by and construed under the laws of the State of California, without regard to principles of conflicts of laws thereof.

      9.    ENTIRE AGREEMENT; AMENDEMENT; WAIVER.

      This Agreement embodies the entire understanding of the parties pertaining to the subject matter hereof, and there are no other agreements (except for the subscription agreement) , representations, understandings or warranties between the parties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended, modified, supplemented or waived only by a written consent by both of the parties hereto.

      10.   COUNTERPARTS.

      This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

      11.   HEADINGS.

      The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the effective date above written.

CONSULTANT                                EXECUTE SPORTS, INC.

By:                                       By:
----------------------------              --------------------------------
Name:                                     Name: Don Dallape
                                          Title: CEO and Chairman

                                   Exhibit A
                Compensation for Services and Registration Rights


The Consultant is obligated to render certain consulting and advisory services to the Company for a period of nineteen months commencing April 2, 2005. In consideration of Consultant's agreement to render consulting services to the Company including but not limited to providing Company with introductions for mergers and acquisitions, strategic partnerships and due diligence services, the Company shall pay to Consultant $175,000, or $9,210 per month payable in shares of the Company's common stock with "piggy-back" registration rights (the "Shares") which carry the terms defined below.

26. Piggyback Registration Rights. For the purposes of this Section 1 references to Consultant or shares held by Consultant shall mean and refer to the Shares as defined above.
i. Inclusion in Registration Statement. If, at any time during the Term, as defined in Section 5 below, Company intends to file a registration statement with the Securities and Exchange Commission (other than registrations filed on Form S-8 or on Form S-4, or any similar or successor forms then in effect under the 1933 Act) (collectively referred to as a "Registration Statement") to register any of its securities pursuant to the 1933 Act, whether or not for its own account (the "Registration"), then Company shall provide written notice to Consultant of its intention to do so. (Consultant's rights under this Section 2 are hereinafter referred to as "Piggyback Registration Rights.") Upon the request of Consultant, made within ten (10) days of receipt of such notice, and subject to the provisions set forth herein, Company shall include such Consultant Shares in the Registration Statement as requested from Consultant. Company shall keep such Registration Statement effective for a minimum of sixty (60) days and shall comply with all federal and state laws or regulations necessary for Company to effect a sale or disposition during such period.
ii. Information and Documents. In the event Company shall be required by the provisions of this Section 1.ii to effect the registration of the Consultant Shares, Consultant shall timely furnish, in writing, such information as is requested by Company or the Underwriter or their representatives, including their legal counsel and accountants, for inclusion in the Registration Statement relating to such Public Offering and such other information and documentation as Company shall reasonably request. In addition, Consultant shall execute and deliver such agreements, certifications and other documents, including, without limitation, selling shareholder instructions, powers-of-attorney, and custody agreements, as Company or Underwriter may reasonably request. Company's obligation to register the Consultant Shares shall be subject to the fulfilment of the duty of Consultant to cooperate fully with Company and the Underwriter and their representatives in the preparation of the Registration Statement covering the Consultant Shares and to otherwise not be in default of any provisions of this Supplemental Agreement or the Agreement.
iii. Expenses All expenses incurred in connection with any Registration under this Section 1, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any audits incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to any offer and sale of securities herein are called "Selling Expenses." Company will pay all Registration Expenses attributable to the Consultant Shares in connection with any Registration pursuant to this Section 1. All Selling Expenses in connection with any registration pursuant to this
      Section 1 shall be borne by Company and Consultant, pro rata as the shares registered thereby being sold or registered by each of them bears to the total number of shares being registered. Consultant shall bear the fees and costs of its own counsel. Notwithstanding the foregoing provisions of this Section 1, Consultant shall pay for all Registration and Selling Expenses which applicable state securities or other regulatory agencies (whether governmental or otherwise) require to be paid by persons selling shares in the Public Offering as a condition to qualification or registration of the securities being sold or registered.

iv. Prospectus Delivery. Consultant shall comply with the prospectus delivery requirements of applicable federal or state securities laws in connection with any registration. If any prospectus becomes outdated, inaccurate, or misleading, Consultant shall cease using all such prospectuses upon notice thereof from Company and shall return all copies of such prospectuses under Consultant's control to Company.
v. No Registration Required. Company shall not be required to effect a registration under this Section 1 if Consultant would otherwise be able to sell, in its entirety on the day following the receipt by Consultant of the Notice under Section 1, without registration, the number of shares sought to be registered at the time of the registration, pursuant to Rule 144 promulgated by the Securities and Exchange Commission as then in effect or pursuant to any other exemption from the registration provisions of the 1933 Act then available to Consultant (collectively referred to as "Rule 144"), so long as the purchaser thereof shall acquire shares that are not subject to any restriction on resale as may otherwise be imposed pursuant to Rule 144.